SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report: November 10, 1998



                             CutCo Industries, Inc.
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             (Exact name of registrant as specified in its charter)



        New York               0-5223                         11-1771806
     -------------            ----------                     ------------
    (State or other           Commission                    (IRS Employer
    jurisdiction of          File Number)                  Identification No.)
    incorporation)

6900 Jericho Turnpike, Syosset, New York                           11791
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code: (516) 677-0320

                              Not Applicable
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            (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

                  On November 10, 1998, the Board of Directors of CutCo Industries, Inc. (the "Company") approved a stockholder rights plan. The plan is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

                  Pursuant to the Rights Agreement between the Company and American Stock Transfer & Trust Co., as Rights Agent (the "Rights Agreement"), one Right will be issued for each outstanding common share, $.10 par value, of the Company ("Common Stock") on November 23, 1998. Each of the Rights will entitle the registered holder to purchase from the Company one share of Common Stock, at a price of $9.00 per share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding Common Stock. The Rights are redeemable under certain circumstances at $.005 per Right and will expire, unless earlier redeemed or extended, on November 23, 2008.

                  The description and terms of the new Rights are set forth in the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.       Exhibit
----------        -------
         4        Rights Agreement, dated as of November 10, 1998, between CutCo
                  Industries, Inc. and American Stock Transfer & Trust Co., which includes as Exhibit A thereto, the Form of Rights
                  Certificate.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CUTCO INDUSTRIES, INC.



                                                 By: /s/ Marvin W. Marcus
                                                    ------------------------
                                                 Name: Marvin W. Marcus
                                                 Title:   Chairman of the Board



Dated: November 10, 1998

                                INDEX TO EXHIBITS



Exhibit No.    Exhibit                                         Page
-----------    -------                                         ----
4              Rights Agreement, dated as of November 10, 1998, between
               CutCo Industries, Inc. and American Stock Transfer & Trust
               Co., which includes as Exhibit A thereto, the Form of Rights
               Certificate